CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Amendment No: 5 to Registration Statement on Form S-2 of our report dated August 6, 1998, relating to the financial statements of Imaging Diagnostic Systems, Inc., and to the reference to our firm under the caption "Experts" in the Prospectus.



                                             /s/ MARGOLIES, FINK AND WICHROWSKI
                                             -----------------------------------
                                                 Margolies, Fink and Wichrowski


Pompano Beach, Florida
July 26, 1999